SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2006
Commission file number 1-8777
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	95-1613718

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2027 Harpers Way, Torrance, California	90501

(Address of principal executive officer)	(Zip Code)
Registrant’s telephone number, including area code (310) 533-0474
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION
On April 17, 2006, Virco Mfg. Corporation issued a press release reporting its financial results for the quarter and fiscal year ended January 31, 2006. The press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Press Release dated April 17, 1006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virco Mfg. Corporation
Date: April 17, 2006	By:	/s/ Robert A. Virtue
Robert A. Virtue
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 17, 2006.

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